UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

RENOVORX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2570 W. El Camino Real, Ste. 640
Mountain View, CA	94040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 284-4433

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RNXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2026, RenovoRx, Inc., a Delaware corporation (the “Company”), held its 2026 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock, par value $0.0001 per share, of the Company entitled to vote at the Annual Meeting (the “Voting Stock”) was 45,052,706 shares outstanding as of May 11, 2026, the record date. No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting. The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was approximately 22,825,465 shares of Voting Stock, constituting a quorum. At the Annual Meeting, the Company’s stockholders voted on the following three proposals:

Proposal 1 – Director Election Proposal

At the Annual Meeting, the Company’s stockholders elected each of Shaun R. Bagai, Ramtin Agah, M.D., Kirsten Angela Macfarlane, Laurence J. Marton, M.D., Una S. Ryan, O.B.E., Ph.D., D.Sc., and Robert J. Spiegel, M.D., FACP as a director for a one-year term that expires at the Company’s 2027 annual meeting of stockholders or until a successor is duly elected and qualified, subject to his or her earlier death, removal or resignation. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Shaun R. Bagai	12,954,344	307,353	9,563,768
Ramtin Agah, M.D.	12,954,033	307,664	9,563,768
Kirsten Angela Macfarlane	12,955,760	305,937	9,563,768
Laurence J. Marton, M.D.	12,918,203	343,495	9,563,767
Una S. Ryan, O.B.E., Ph.D., D.Sc.	12,887,870	373,828	9,563,767
Robert J. Spiegel, M.D., FACP	12,963,692	298,006	9,563,767

Proposal 2 – Incentive Plan Amendment Proposal

The Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to add 2,000,000 shares of common stock of the Company, which is equal to 4.4% of total issued and outstanding shares, to the total number of shares of common stock reserved and available for issuance under such plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,666,218	3,565,088	30,391	9,563,768

The form of 2021 Plan as amended to reflect the amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Proposal 3 – Auditor Ratification Proposal

The Company’s stockholders voted to ratify the appointment by the audit committee of the Board of Directors of the Company of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,938,316	477,181	409,966	2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
10.1	Amended and Restated 2021 Omnibus Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVORX, INC.

Dated: June 30, 2026	By:	/s/ Shaun R. Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer